UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 4, 2015

Commission File No. 001-13349

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314

(Registrant's telephone number, including area code)

Inapplicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4 Changes in Registrant’s Certifying Accountant	Page 1

Item 9 Financial Statements and Exhibits	Page 1

Signatures	Page 1

Exhibit Index	Page 2

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

(a)

On August 4, 2015, the Audit Committee of the Board of Directors of Bar Harbor Bankshares (the “Company”) dismissed KPMG, LLP (“KPMG”) as its independent accountants, and approved the appointment of McGladrey LLP as its independent public accountants for the Company’s fiscal year ending December 31, 2015

The reports of KPMG on the Company’s audited consolidated financial statements for the years ending December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years 2014 and 2013, and the interim period preceding the dismissal of KPMG on August 4, 2015, there have been no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its prior reports.

During the two-year period ending December 31, 2014, and the interim period preceding the dismissal of KPMG, no reportable events occurred in connection with the relationship between KPMG and the Company.

The Company provided KPMG with a copy of the disclosure made in response to this Item 4.01 and requested that KPMG furnish a letter addressed to the Commission confirming that it agrees with the above statements. A copy of KPMG's letter, dated August 6, 2015, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)

During the Company’s fiscal years ended December 31, 2014 and 2013 and the subsequent interim period preceding the engagement of McGladrey LLP, the Company did not consult McGladrey LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and McGladrey LLP did not provide any written report or oral advice that McGladrey LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement or a reportable event.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

The following exhibits are filed with this Report:

Exhibit No.

Description

16.1

Letter of KPMG LLP dated August 6, 2015, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 6, 2015

BAR HARBOR BANKSHARES

/s/ Gerald Shencavitz

Gerald Shencavitz

EVP and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

16.1	Letter of KPMG, LLP dated August 6, 2015